                                        ANNUAL REPORT
                                        JANUARY 31, 2003

PRUDENTIAL
20/20 FOCUS FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.



Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  PRUDENTIAL FINANCIAL (LOGO)

Prudential 20/20 Focus Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential 20/20 Focus Fund's investment objective is long-term growth of capital.
The investment adviser usually invests in stocks selected for their strong potential for long-term capital growth. The Fund's strategy is to combine the efforts of two portfolio managers with different styles and to invest in the favorite stock-selection ideas of each. The value portfolio focuses on sound, undervalued companies with identifiable catalysts that may be able to close the gap between stock price and the true worth of the company. The growth portfolio concentrates on stocks of established companies that its managers believe will have strong absolute and relative earnings growth. Each portfolio can invest in up to 20 stocks. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of net assets as of 1/31/03.

    25.2%   Consumer Discretionary
    17.4    Financials
    16.2    Information Technology
    14.4    Healthcare
    10.9    Energy
     6.5    Materials
     3.6    Industrials
     2.9    Telecommunication Services
     2.9    Cash & Equivalents

Portfolio composition is subject to change.

Top Five Growth Holdings

Expressed as a percentage of net assets as of 1/31/03.

    3.4%    Amgen, Inc.
            Biotechnology
    2.9     BJ Services Co.
            Energy Equipment & Services
    2.8     Microsoft Corp.
            Software
    2.8     Viacom, Inc. (Class B)
            Media
    2.7     Cisco Systems, Inc.
            Communications Equipment

Top Five Value Holdings

Expressed as a percentage of net assets as of 1/31/03.

    6.5%    XL Capital Ltd. (Class A)
            Insurance
    4.0     HCA, Inc.
            Healthcare Providers & Services
    3.7     Hewlett-Packard Co.
            Computers & Peripherals
    3.6     Northrop Grumman Corp.
            Aerospace & Defense
    3.4    Liberty Media Corp. (Class A)
           Media

Holdings are subject to change.

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                              www.prudential.com     (800) 225-1852

Annual Report    January 31, 2003

    Cumulative Total Returns1                          As of 1/31/03

                                    One Year   Three Years   Since Inception2
Class A                              -23.62%     -29.78%        -2.87%
Class B                              -24.12      -31.32         -6.20
Class C                              -24.12      -31.32         -6.20
Class Z                              -23.45      -29.22         -1.85
S&P 500 Index3                       -23.01      -36.01        -19.65
Russell 1000 Index4                  -22.57      -35.65        -18.43
Lipper Multi-Cap Core Funds Avg.5    -22.43      -30.69        -13.30

    Average Annual Total Returns1                       As of 12/31/02

                                     One Year  Three Years  Since Inception2
Class A                              -26.47%     -12.94%       -1.05%
Class B                              -27.00      -12.87        -0.87
Class C                              -24.69      -12.40        -0.91
Class Z                              -22.37      -11.21         0.31
S&P 500 Index3                       -22.09      -14.54        -4.18
Russell 1000 Index4                  -21.65      -14.16        -3.90
Lipper Multi-Cap Core Funds Avg.5    -21.74      -12.45        -3.27


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05% annually, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a 12b-1 fee of 0.30% annually. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after purchase and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception date: 7/1/98. 3The Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. 4The Russell
1000 Index is an unmanaged index that
consists of the 1,000 largest securities in the Russell 3000 Index. 5The Lipper Average represents returns based on an average of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Multi-Cap Core Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500
Index. The returns for the S&P 500 Index, the Russell 1000 Index, and Lipper Multi-Cap
Core Funds Average would be lower if they included the effects of sales charges or taxes, or in the case of the S&P 500 Index and Russell 1000 Index, operating expenses.

                                          1

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PRUDENTIAL FINANCIAL          March 7, 2003

DEAR SHAREHOLDER,
The long bear market that began three years ago continued through the Prudential 20/20
Focus Fund's fiscal year ending January 31,
2003. It has been one of the worst markets since indexes have tracked stock returns.
During the bull market that preceded this bear, the growth investing style had a huge advantage over value investing. When the market first began to fall, the balance shifted and the value style had an advantage. The Fund's balanced strategy was designed to even out its returns over such market swings. By this reporting period, however, investors were reluctant to invest in any stocks, and both styles suffered large losses. The Fund slightly trailed the S&P 500 Index and the Lipper Average representing its peers, but the differences were minor compared with the large market decline.

I was named president of the Prudential
20/20 Focus Fund in March 2003. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines--a point of stability in today's turbulent markets. The large swings of stock prices within the Fund's reporting period suggest that some people abandoned their investment plans because of market turbulence or economic and geopolitical uncertainty. At Prudential
Financial, we recommend that you make any change to your investment strategy in consultation with a financial professional, and that you base it on sound principles. We appreciate your continued confidence in
Prudential mutual funds.


Sincerely,


Judy A. Rice, President
Prudential 20/20 Focus Fund

2

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Prudential 20/20 Focus Fund

Annual Report    January 31, 2003

INVESTMENT ADVISER'S REPORT

BASIC STRATEGY AND PERFORMANCE OVERVIEW
The underlying strategy of the Prudential
20/20 Focus Fund is to combine two
concentrated portfolios, each managed in a consistent style-specific manner. Our goal is to reduce the swings that would normally result when a single style is followed through shifting markets. In this reporting period, however, value and growth stocks generally declined in tandem, as positive returns were rare anywhere in the market.
Both portfolios performed roughly in line with the style benchmarks in the Standard &
Poor's and Russell index families.

The advisers to both of the Fund's
portfolios expected a faster economic
recovery than occurred. Within their
respective investing disciplines, they
focused on companies whose earnings were expected to respond quickly to an economic acceleration. However, the value opportunities-- shares priced low compared with their earnings prospects--were predominantly in technology, materials/energy, insurance, and media. The growth portfolio--companies whose earnings were expected to grow faster than average-- was invested predominantly in healthcare, technology, and financials. Although consumer spending did hold up, keeping the U.S. economy growing, many corporations put their capital investment plans on hold because of the slow pace of economic recovery and the possibility of war in Iraq. Stocks that we expected to rise swiftly when the economy picked up steam remained in the doldrums.

In addition, investors were affected by a
tight job market and by geopolitical
uncertainty. A string of large bankruptcy
filings and accusations of financial
malfeasance further dampened expectations.
As the reporting period progressed,
corporate officers made the newly required
certifications of their companies' financial
statements. Some companies changed auditors
and/or announced more conservative accounting
practices. As a result, these issues dropped
into the background. In autumn, positive
reports from technology executives fueled hopes
that demand might recover, setting the scene for
a brief upswing in October and November
2002, largely driven by stocks that were
rebounding from steep declines earlier in
the year.
                                            3

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Prudential 20/20 Focus Fund

Annual Report    January 31, 2003

However, the increasing threat of war and the impact of rising oil prices toward the end of the period reversed the market upturn. High oil prices act like a tax, taking potential spending money out of consumers' pockets.

VALUE STOCKS
Prudential 20/20 Focus Fund Value Team

In the value portfolio, we had taken
advantage of very low prices on stocks of technology companies whose profits usually vary with the pace of economic growth.
For example, we held Solectron, a contract manufacturer of computer equipment for major brands. The business of several of its large customers remained moribund, and Solectron's stock was the largest detractor from the value portfolio's return. We sold our position, using the proceeds to add to our positions in BMC Software and Hewlett-Packard (see Comments on Largest Holdings--Value Portfolio). We think that software companies' revenues tend to rise even earlier in a recovery than contract manufacturers' because they do not require large new sales. BMC, for example, receives royalties that are related to clients' usage of BMC software. Its profits are sensitive to even small changes in economic growth. BMC shares made a positive contribution to return despite the poor market for technology stocks in general.

The portfolio's holdings in paper and oil services stocks also performed poorly. Our focus on economically sensitive companies led to positions in Boise Cascade (with a large exposure to office paper) and Temple
Inland (with a large exposure to boxes).
Unfortunately, the demand for paper
products remained low, and these stocks were substantial detractors. Oil services companies supply equipment and technology for oil drilling. Their stocks usually advance early in an economic recovery because their services are needed by all of the major oil companies. However, the oil companies were hesitant to drill because of the threat of war in Iraq and internal conflict in Venezuela. We continue to like the oil services firms because they are highly specialized and have very little competition. We expect their earnings to improve when oil companies, which must drill to grow, resume develop-

4

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                          www.prudential.com     (800) 225-1852

Annual Report    January 31, 2003

ment activity. We upgraded our holdings in the industry, selling Conoco and Diamond
Offshore Drilling and adding GlobalSantaFe and Ensco International.

The value portfolio's largest positive
contributor was Allstate, but our other
property/casualty insurers fared poorly.
Profits on Allstate's automobile insurance are growing as rate increases are approved by state regulators. Hartford Financial
Services and XL Capital (see Comments on
Largest Holdings--Value Portfolio) have
commercial insurance lines. Income from
their rising premiums was offset by the need to make larger provisions for potential losses on claims. When these companies' reserves are satisfactory, more of the income from premiums should flow through to profits.

As the year progressed, rising advertising revenues translated into gains for the value portfolio's media holdings. We bought
Knight-Ridder and The  News Corporation
inexpensively when the poor advertising
market depressed their share prices.
Echostar Communications, a satellite
broadcaster, was among the Fund's best
performers after the successful termination of its proposed acquisition of Hughes
Electronics. Echostar was able to stop the deal while incurring little penalty, and in the process gained valuable intelligence about its main satellite competitor
(Hughes). We think Echostar has a better, less capital-intensive business model than the cable companies because it doesn't have to constantly invest in laying new cable.
More of its revenues can be returned to
shareholders. The free cash flow it
generates was particularly attractive in this market.

GROWTH STOCKS
Prudential 20/20 Focus Fund Growth Team

We expected drug and biotechnology firms to
be harmed less by the economic slowdown than
other growth sectors. However, this advantage
was outweighed early in the period by some
prominent negative Food and Drug Administration
(FDA) rulings that discouraged investors.
Their mood changed, however, with the appointment
of a new FDA commissioner who
                                                5

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Prudential 20/20 Focus Fund

Annual Report    January 31, 2003


promised to speed up approvals. We
established a position in Amgen (see
Comments on Largest Holdings--Growth
Portfolio) at a low price, and its
substantial gain made it the Fund's
top performer. However, our older
position in Genentech had fallen in the
earlier market decline and detracted
significantly from return. Among the
portfolio's drug holdings, Abbott Labs,
Johnson & Johnson, and Pfizer substantially outperformed the market averages, although they didn't rise. Abbott has steady income from nutritionals and diagnostics, while the latter two have new drugs that are expected to be blockbusters.

Earlier in the year, there were signs of a revival in the semiconductor industry, although this was short-lived. We positioned ourselves in companies that produce semiconductors and components that go into electronic equipment, expecting them to be among the first to benefit from an economic recovery. As the economic data remained weak, however, the entire industry, including the portfolio's holdings in Texas
Instruments and Intel (the two largest
companies in the industry), fell sharply.
During the period, we added a position in Applied Materials, which makes critical equipment for producing new semiconductors.
We expect all these companies to be among the first to recover when the semiconductor industry picks up. We think the uncertainty for this industry is when, not whether, it will recover.

Our other technology holdings, including
Microsoft, Cisco Systems (see Comments on
Largest Holdings--Growth Portfolio for both), and Dell Computer, are industry leaders and we expect them to also be among the first to benefit from an upturn in technology spending.

During this reporting period, the
portfolio's positions in Citigroup and
Merrill Lynch were hurt when a stream of news about conflicts of interest, misleading equity reports, and relationships with bankrupt telecommunications and energy firms focused critical attention on the management practices of Wall Street firms. In addition, depressed stock market activity

6

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                          www.prudential.com     (800) 225-1852

Annual Report    January 31, 2003

sharply reduced business. Among our
financial holdings, the portfolio's
position in Bank One held up far better than the overall market. Under the leadership of a relatively new CEO, Bank One is reducing costs and positioning itself for expansion.

LOOKING AHEAD
In the growth portfolio, we continue to
expect a rise in economic activity and
corporate profits. We believe near-term
concerns, like the war with Iraq, cloud
the long-term favorable fundamentals
underpinning this recovery. When these
tensions subside, today's slow growth should gradually give way to a healthy expansion.
We believe we are closer to an earnings
recovery and a return to normal growth rates than we are to any significant retreat. We are confident that our bottom-up investment philosophy is well suited to identify the companies that can emerge from this cycle with superior growth opportunities, competitive positions, and attractive profit streams while their prices are still relatively low.

In the value portfolio, we are looking at sectors that have been particularly hard hit by the economic slowdown, and where production capacity has been shut down, such as chemicals and paper. When these businesses pick up, we expect competition to be less intense than the last economic cycle, while current share prices are low.
We think the consumer spending that has
sustained the economy since the turn of the century has been so strong that there is little room for growth. Consequently, the portfolio is focused on stable areas such as energy and healthcare, including HCA
(see Comments on Largest Holdings--Value
Portfolio).

Prudential 20/20 Focus Fund Management Team

                                          7

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Prudential 20/20 Focus Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings--Growth Portfolio  As of 1/31/03
-------------------------------------------------------------

3.4%  Amgen, Inc./Biotechnology
      Amgen is the world's largest biotechnology company, with above-average sales and earnings growth. It recently introduced long-acting versions of two of its largest selling drugs. It has a good record of FDA approvals, and we expect these to come faster with the recent appointment of a new
      FDA commissioner. Biotechnology stocks fared poorly in 2002, largely because of concerns about slow FDA approvals. We added to our position inexpensively.

2.9%  BJ Services Co./Energy Equipment & Services
      BJ Services provides pressure pumping and cementing services, which are very sensitive to increases in drilling activity. BJ's annual sales have risen rapidly since 1999, and its shares declined only slightly in the poor markets during this reporting period.

2.8%  Microsoft Corp./Software
      Microsoft is the world's dominant software company. It has enormous amounts of cash, so it can sustain continued high levels of research and development even during the industry downturn. It has had excellent success with Windows 2000 (its new business operating system) and the new XP operating system for personal computers. We expect these systems to trigger a new replacement cycle for personal computers.

2.8%  Viacom, Inc. (Class B)/Media
      Viacom is a broadly based media firm whose brands include Blockbuster, MTV, Showtime,
      Paramount, Simon & Schuster, and CBS. We think they are located in the higher growth areas of the media industry. Viacom is gaining market share, yet its stock price is a compelling value, largely because of concerns about a potential management change. In our view, Viacom is well positioned, under its present management or not, to benefit from a recovery in advertising as the economy speeds up.

2.7%  Cisco Systems, Inc./Communications Equipment
      Cisco Systems is the dominant producer of the routers and switches that control information flow in enterprise networks and the Internet. Its earnings have been hurt by the recent hiatus in spending on technology infrastructure, but it is the company best positioned to survive the downturn and benefit when capital investment resumes.

Holdings are subject to change.

8

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                                 www.prudential.com    (800) 225-1852

Annual Report    January 31, 2003

Comments on Largest Holdings--Value Portfolio  As of 1/31/03
-------------------------------------------------------------

6.5%  XL Capital Ltd. (Class A)/Insurance
      XL is a Bermuda-based reinsurer with a
      strong capital position and a highly
      regarded management team. We believe that reinsurance is currently one of the best-positioned sectors of the insurance industry--premiums have been rising sharply over the past two years. We expect XL to report strong profit gains over the next four to six quarters. Its share price does not yet reflect that attractive prospect.

4.0%  HCA, Inc./Healthcare Providers & Services
      HCA is the largest hospital manager in the United States, operating almost 180 hospitals. Hospital companies such as HCA are in good control of their pricing, and the long-term growth prospects of the industry are very attractive as the baby boomers enter old age.

3.7%  Hewlett-Packard Co./Computers & Peripherals
      After acquiring Compaq Computer in 2002,
      Hewlett-Packard became one of the largest producers of computers and computer-related products and services. The company appears to have handled the acquisition well, reducing redundant operations and making inroads in the server market. Nonetheless, the bulk of its operating income comes from its line of printers, and the majority of that income comes from consumables such as ink and toner cartridges. This stream of cash from many small sales is somewhat insulated from slowdowns in computer spending, providing dependable income even in turbulent times.

3.6%  Northrop Grumman Corp./Aerospace & Defense
      We continue to believe that this major
      defense company is currently among the best positioned in the industry. It has an excellent balance of programs and should be in a strong position to take advantage of increased defense spending. The stock has been a strong performer compared to the overall market, and we believe it is likely to continue to outperform over the next 12 months.

3.4%  Liberty Media Corp. (Class A)/Media
      Liberty Media is a holding company with
      stakes in prominent cable channels such as Discovery Channel, QVC, and E! and in News
      Corporation. Its strong balance sheet and substantial liquidity allow it to pursue further acquisitions among its weakened competitors and to buy back its own shares.

Holdings are subject to change.

                                               9

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                                         ANNUAL REPORT
                                         JANUARY 31, 2003


PRUDENTIAL
20/20 FOCUS FUND
-----------------------------------------------------------


                                         FINANCIAL STATEMENTS


Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.1%
Common Stocks  93.7%
-------------------------------------------------------------------------------------
Aerospace & Defense  3.6%
    215,600   Northrop Grumman Corp.                              $     19,707,996
-------------------------------------------------------------------------------------
Beverages  1.8%
    242,900   Coca-Cola Co.                                              9,827,734
-------------------------------------------------------------------------------------
Biotechnology  3.4%
    372,200   Amgen, Inc.(a)                                            18,967,312
-------------------------------------------------------------------------------------
Communications Equipment  2.7%
  1,115,100   Cisco Systems, Inc.(a)                                    14,908,887
-------------------------------------------------------------------------------------
Computers & Peripherals  6.4%
    611,100   Dell Computer Corp.(a)                                    14,580,846
  1,189,300   Hewlett-Packard Co.                                       20,705,713
                                                                  ----------------
                                                                        35,286,559
-------------------------------------------------------------------------------------
Diversified Financials  3.7%
    223,800   Citigroup, Inc.                                            7,694,244
    360,000   Merrill Lynch & Co., Inc.                                 12,607,200
                                                                  ----------------
                                                                        20,301,444
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  2.8%
    324,400   AT&T Corp.                                                 6,319,312
    413,100   BellSouth Corp.                                            9,410,418
                                                                  ----------------
                                                                        15,729,730
-------------------------------------------------------------------------------------
Energy Equipment & Services  10.9%
    518,600   BJ Services Co.(a)                                        15,853,602
    354,100   ENSCO International, Inc.                                  9,539,454
    781,200   GlobalSantaFe Corp. (Cayman Islands)                      16,975,476
    473,600   Schlumberger, Ltd.                                        17,854,720
                                                                  ----------------
                                                                        60,223,252
-------------------------------------------------------------------------------------
Healthcare Providers & Services  4.0%
    524,200   HCA, Inc.                                                 22,404,308

    See Notes to Financial Statements                                     11

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of January 31, 2003 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  2.2%
    385,000   Marriott International, Inc. (Class A)              $     12,012,000
-------------------------------------------------------------------------------------
Insurance  13.7%
    410,200   Allstate Corp.                                            14,434,938
    214,600   American International Group, Inc.                        11,614,152
    328,200   Hartford Financial Services Group, Inc.                   13,679,376
    481,100   XL Capital Ltd. (Cayman Islands) (Class A)                36,111,366
                                                                  ----------------
                                                                        75,839,832
-------------------------------------------------------------------------------------
Media  9.9%
    356,200   EchoStar Communications Corp. (Class A)(a)                 9,243,390
    162,100   Knight-Ridder, Inc.                                       10,977,412
  1,875,000   Liberty Media Corp. (Class A)(a)                          18,693,750
    403,700   Viacom, Inc. (Class B)(a)                                 15,562,635
                                                                  ----------------
                                                                        54,477,187
-------------------------------------------------------------------------------------
Multiline Retail  3.9%
    300,200   Federated Department Stores, Inc.(a)                       7,811,204
    259,000   Kohl's Corp.(a)                                           13,563,830
                                                                  ----------------
                                                                        21,375,034
-------------------------------------------------------------------------------------
Paper & Forest Products  6.5%
    724,400   Boise Cascade Corp.                                       17,320,404
    430,700   Temple-Inland, Inc.                                       18,614,854
                                                                  ----------------
                                                                        35,935,258
-------------------------------------------------------------------------------------
Pharmaceuticals  6.9%
    341,800   Abbott Laboratories                                       13,029,416
    230,500   Johnson & Johnson                                         12,357,105
    424,800   Pfizer, Inc.                                              12,896,928
                                                                  ----------------
                                                                        38,283,449
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  3.2%
    673,000   Applied Materials, Inc.(a)                                 8,055,810
    620,700   Texas Instruments, Inc.                                    9,869,130
                                                                  ----------------
                                                                        17,924,940

    12                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of January 31, 2003 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Software  3.9%
    328,000   Microsoft Corp.(a)                                  $     15,566,880
    154,900   Synopsys, Inc.(a)                                          5,989,983
                                                                  ----------------
                                                                        21,556,863
-------------------------------------------------------------------------------------
Specialty Retail  4.2%
    303,200   Bed Bath & Beyond, Inc.(a)                                10,157,200
    552,400   Tiffany & Co.                                             12,843,300
                                                                  ----------------
                                                                        23,000,500
                                                                  ----------------
              Total common stocks (cost $557,276,992)                  517,762,285
                                                                  ----------------
Preferred Stock  3.4%
-------------------------------------------------------------------------------------
Media
    837,900   News Corp. Ltd. (Australia) (ADR)
               (cost $17,960,400)                                       18,626,517
                                                                  ----------------
              Total long-term investments (cost $575,237,392)          536,388,802
                                                                  ----------------
SHORT-TERM INVESTMENT  3.3%
-------------------------------------------------------------------------------------
Mutual Fund
 18,272,255   Prudential Core Investment Fund - Taxable Money
               Market Series
               (cost $18,272,255; Note 3)                               18,272,255
              Total Investments  100.4%
               (cost $593,509,647; Note 5)                             554,661,057
              Liabilities in excess of other assets  (0.4%)             (2,268,956)
                                                                  ----------------
              Net Assets  100%                                    $    552,392,101
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.

    See Notes to Financial Statements                                     13

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities

                                                                  January 31, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $593,509,647)                          $  554,661,057
Cash                                                                       10,205
Receivable for Fund shares sold                                           620,571
Dividends receivable                                                      303,721
Prepaid expenses                                                            7,187
                                                                  ----------------
      Total assets                                                    555,602,741
                                                                  ----------------
LIABILITIES
Payable for Fund shares reacquired                                      1,870,637
Accrued expenses                                                          588,123
Distribution fee payable                                                  375,980
Management fee payable                                                    375,900
                                                                  ----------------
      Total liabilities                                                 3,210,640
                                                                  ----------------
NET ASSETS                                                         $  552,392,101
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
      Shares of beneficial interest, at par                        $       70,270
      Paid-in capital in excess of par                                767,598,671
                                                                  ----------------
                                                                      767,668,941
   Accumulated net realized loss on investments                      (176,428,250)
   Net unrealized depreciation on investments                         (38,848,590)
                                                                  ----------------
Net assets, January 31, 2003                                       $  552,392,101
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  January 31, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($147,782,883 3 18,348,880 shares of beneficial interest
      issued and outstanding)                                               $8.05
   Maximum sales charge (5% of offering price)                                .42
                                                                  ----------------
   Maximum offering price to public                                         $8.47
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($312,897,767 3 40,273,853 shares of beneficial
      interest issued and outstanding)                                      $7.77
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($64,473,251 3 8,298,531 shares of beneficial interest
      issued and outstanding)                                               $7.77
   Sales charge (1% of offering price)                                        .08
                                                                  ----------------
   Offering price to public                                                 $7.85
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($27,238,200 3 3,348,641 shares of beneficial
      interest issued and outstanding)                                      $8.13
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential 20/20 Focus Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  January 31, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $24,351)         $    7,486,450
   Interest                                                                59,020
                                                                  ----------------
      Total income                                                      7,545,470
                                                                  ----------------
Expenses
   Management fee                                                       5,234,771
   Distribution fee--Class A                                              447,733
   Distribution fee--Class B                                            4,012,169
   Distribution fee--Class C                                              822,886
   Transfer agent's fees and expenses                                   1,425,000
   Reports to shareholders                                                372,000
   Custodian's fees and expenses                                          148,000
   Registration fees                                                       94,000
   Legal fees and expenses                                                 65,000
   Audit fee                                                               29,000
   Trustees' fees                                                          18,000
   Miscellaneous                                                           20,054
                                                                  ----------------
      Total expenses                                                   12,688,613
                                                                  ----------------
Net investment loss                                                    (5,143,143)
                                                                  ----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                   (91,413,260)
   Net change in unrealized appreciation on investments               (98,810,332)
                                                                  ----------------
   Net loss on investments                                           (190,223,592)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (195,366,735)
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Changes in Net Assets

                                                       Year Ended January 31,
                                                 ----------------------------------
                                                       2003               2002
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                            $   (5,143,143)    $   (3,336,369)
   Net realized loss on investments                  (91,413,260)       (58,028,719)
   Net change in unrealized appreciation
      (depreciation) on investments                  (98,810,332)       (52,993,483)
                                                 ----------------    --------------
   Net decrease in net assets resulting from
      operations                                    (195,366,735)      (114,358,571)
                                                 ----------------    --------------
Dividends and distributions (Note 1)
   Distributions from net realized gains
      Class A                                                 --         (5,836,400)
      Class B                                                 --        (14,554,977)
      Class C                                                 --         (2,849,131)
      Class Z                                                 --         (1,098,916)
                                                 ----------------    --------------
                                                              --        (24,339,424)
                                                 ----------------    --------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      84,658,401        113,027,668
   Net asset value of shares issued in
      reinvestment of distributions                           --         23,238,383
   Cost of shares reacquired                        (197,058,497)      (195,615,241)
                                                 ----------------    --------------
   Net decrease in net assets from Fund share
      transactions                                  (112,400,096)       (59,349,190)
                                                 ----------------    --------------
Total decrease                                      (307,766,831)      (198,047,185)
NET ASSETS
Beginning of year                                    860,158,932      1,058,206,117
                                                 ----------------    --------------
End of year                                       $  552,392,101     $  860,158,932
                                                 ----------------    --------------
                                                 ----------------    --------------

    See Notes to Financial Statements                                     17

       Prudential 20/20 Focus Fund
             Notes to Financial Statements

      Prudential 20/20 Focus Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in up to 40 equity securities of U.S. companies that are selected by the Fund's two portfolio managers (up to 20 by each) as having strong capital appreciation potential.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ are valued at the last reported sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadviser, to be over-the-counter are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgement of the Manager or subadviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Trustees, in consultation with the Manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income semi-annually and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison' or 'subadviser'). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets up to and including $1 billion and .70 of 1% of such average daily net assets in excess of $1 billion.

      Two Jennison portfolio managers manage approximately 50% of the Fund's assets. In general, in order to maintain an approximately equal division of assets between the two portfolio managers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) are divided between the two portfolio managers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two portfolio managers.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of
                                                                          19

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25%, 1% and 1% of the average daily net assets of Class A, Class B and Class C shares, respectively, for the year ended January 31, 2003.

      PIMS has advised the Fund that it has received approximately $182,600 and $56,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended January 31, 2003. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $1,039,900 and $17,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended January 31, 2003, the amount of the commitment was $500 million from February 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund did not borrow any amounts pursuant to the SCA during the year ended January 31, 2003.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended January 31, 2003, the Fund incurred fees of approximately $1,086,000

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

for the services of PMFS. As of January 31, 2003, approximately $85,000 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $191,000 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $181,000 for the year ended January 31, 2003. As of January 31, 2003, approximately $13,900 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invested in the Taxable Money Market Series, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended January 31, 2003, the Fund earned income of $612,488 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended January 31, 2003 aggregated $410,362,835 and $485,332,632, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles are recorded on the ex-divided date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended January 31, 2003, the adjustments were to decrease accumulated net investment loss by $5,143,143 and decrease paid-in-capital in excess of par by $5,143,143 due to a net operating loss. Net investment income, net realized losses and net assets were not affected by this change.

      As of January 31, 2003, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the deferral for federal tax
                                                                          21

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

purposes of post-October capital losses of approximately $19,957,000 and other cumulative timing differences. In addition, the approximate capital loss carry forward was $140,749,000 of which $71,441,000 expires in 2010 and $69,308,000 expires in 2011.

      The United States federal income tax basis of the Fund's investments and the unrealized depreciation as of January 31, 2003 was as follows:

                                                               Net
   Tax Basis                                                Unrealized
 of Investments      Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $609,231,661       $18,453,618        $73,024,222        $54,570,604

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended January 31, 2003:
Shares sold                                                   3,384,999    $  31,181,882
Shares reacquired                                            (6,394,169)     (58,526,093)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,009,170)     (27,344,211)
Shares issued upon conversion from Class B                      767,710        7,154,645
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,241,460)   $ (20,189,566)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   3,161,380    $  34,149,377
Shares issued in reinvestment of distributions                  467,855        5,600,220
Shares reacquired                                            (5,593,394)     (60,413,776)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,964,159)     (20,664,179)
Shares issued upon conversion from Class B                    1,428,557       15,698,918
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (535,602)   $  (4,965,261)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended January 31, 2003:
Shares sold                                                   3,296,891    $  30,063,435
Shares reacquired                                           (10,974,511)     (95,853,507)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (7,677,620)     (65,790,072)
Shares reacquired upon conversion into Class A                 (792,584)      (7,154,645)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (8,470,204)   $ (72,944,717)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   4,407,763    $  46,241,028
Shares issued in reinvestment of distributions                1,180,985       13,805,714
Shares reacquired                                            (8,825,740)     (92,733,053)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,236,992)     (32,686,311)
Shares reacquired upon conversion into Class A               (1,463,840)     (15,698,918)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,700,832)   $ (48,385,229)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended January 31, 2003:
Shares sold                                                   1,220,231    $  11,053,913
Shares reacquired                                            (2,735,098)     (23,792,906)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,514,867)   $ (12,738,993)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   1,322,567    $  13,924,579
Shares issued in reinvestment of distributions                  234,789        2,744,679
Shares reacquired                                            (2,202,766)     (23,262,600)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (645,410)   $  (6,593,342)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended January 31, 2003:
Shares sold                                                   1,311,040    $  12,359,171
Shares reacquired                                            (2,039,447)     (18,885,991)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (728,407)   $  (6,526,820)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   1,726,256    $  18,712,684
Shares issued in reinvestment of distributions                   90,346        1,087,770
Shares reacquired                                            (1,754,949)     (19,205,812)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    61,653    $     594,642
                                                            -----------    -------------
                                                            -----------    -------------

                                                        ANNUAL REPORT
                                                        JANUARY 31, 2003


            PRUDENTIAL
            20/20 FOCUS FUND

--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential 20/20 Focus Fund
             Financial Highlights

                                                                     Class A
                                                               -------------------
                                                                   Year Ended
                                                               January 31, 2003(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   10.54
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.02)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (2.47)
                                                                   ----------
   Total from investment operations                                     (2.49)
                                                                   ----------
Less distributions:
Distributions from net realized gains                                      --
Tax return of capital distribution                                         --
                                                                   ----------
   Total distributions                                                     --
                                                                   ----------
Net asset value, end of period                                      $    8.05
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                       (23.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 147,783
Average net assets (000)                                            $ 179,093
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees(e)                                                            1.31%
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.06%
   Net investment income (loss)                                          (.23)%
For Class A, B, C and Z shares:
   Portfolio turnover(f)                                                   62%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Not annualized for periods of less than one full year.

    26                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                                               July 1, 1998(a)
                  Year Ended January 31,                           Through
----------------------------------------------------------       January 31,
    2002(d)                2001               2000(d)              1999(d)
-------------------------------------------------------------------------------------
    $  12.06             $  13.18             $  11.49             $  10.00
----------------     ----------------     ----------------     ----------------
         .02                 (.02)                (.01)                 .01
       (1.25)                 .24                 2.30                 1.51
----------------     ----------------     ----------------     ----------------
       (1.23)                 .22                 2.29                 1.52
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                  --
          --                   --                   --                 (.03)
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                (.03)
----------------     ----------------     ----------------     ----------------
    $  10.54             $  12.06             $  13.18             $  11.49
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (10.43)%               2.66%               20.07%               15.19%
    $217,075             $254,767             $270,027             $159,777
    $225,662             $265,240             $205,515             $131,335
        1.27%                1.18%                1.20%                1.32%(c)
        1.02%                 .93%                 .95%                1.07%(c)
         .15%                (.12)%               (.10)%                .13%(c)
         119%                 157%                 105%                  70%

    See Notes to Financial Statements                                     27

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                                                     Class B
                                                               -------------------
                                                                   Year Ended
                                                               January 31, 2003(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   10.24
                                                                   ----------
Income from investment operations
Net investment loss                                                      (.09)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (2.38)
                                                                   ----------
   Total from investment operations                                     (2.47)
                                                                   ----------
Less distributions:
Distributions from net realized gains                                      --
Tax return of capital distribution                                         --
                                                                   ----------
   Total distributions                                                     --
                                                                   ----------
Net asset value, end of period                                      $    7.77
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                       (24.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 312,898
Average net assets (000)                                            $ 401,217
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               2.06%
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.06%
   Net investment loss                                                   (.98)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Less than $.005 per share.

    28                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                                               July 1, 1998(a)
                  Year Ended January 31,                           Through
----------------------------------------------------------       January 31,
    2002(d)                2001               2000(d)              1999(d)
-------------------------------------------------------------------------------------
    $  11.81             $  13.04             $  11.46             $  10.00
----------------     ----------------     ----------------     ----------------
        (.06)                (.11)                (.10)                (.04)
      (1.22)                  .22                 2.28                 1.50
----------------     ----------------     ----------------     ----------------
      (1.28)                  .11                 2.18                 1.46
----------------     ----------------     ----------------     ----------------
        (.29)               (1.34)                (.60)                  --
          --                   --                   --                   --(e)
----------------     ----------------     ----------------     ----------------
       (.29)                (1.34)                (.60)                  --(e)
----------------     ----------------     ----------------     ----------------
    $  10.24             $  11.81             $  13.04             $  11.46
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (11.09)%               1.80%               19.16%               14.61%
    $499,275             $631,268             $729,339             $443,798
    $537,746             $677,578             $581,150             $334,157
        2.02%                1.93%                1.95%                2.07%(c)
        1.02%                 .93%                 .95%                1.07%(c)
        (.60)%               (.87)%               (.85)%               (.62)%(c)

    See Notes to Financial Statements                                     29

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                                                     Class C
                                                               -------------------
                                                                   Year Ended
                                                               January 31, 2003(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   10.24
                                                                   ----------
Income from investment operations
Net investment loss                                                      (.09)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (2.38)
                                                                   ----------
   Total from investment operations                                     (2.47)
                                                                   ----------
Less distributions:
Distributions from net realized gains                                      --
Tax return of capital distribution                                         --
                                                                   ----------
   Total distributions                                                     --
                                                                   ----------
Net asset value, end of period                                      $    7.77
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                       (24.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $  64,473
Average net assets (000)                                            $  82,289
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                               2.06%
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                               1.06%
   Net investment loss                                                   (.98)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Less than $.005 per share.

    30                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                                               July 1, 1998(a)
                  Year Ended January 31,                           Through
----------------------------------------------------------       January 31,
    2002(d)                2001               2000(d)              1999(d)
-------------------------------------------------------------------------------------
    $  11.81             $  13.04             $  11.46             $  10.00
----------------     ----------------     ----------------         --------
        (.06)                (.11)                (.10)                (.03)
       (1.22)                 .22                 2.28                 1.49
----------------     ----------------     ----------------         --------
       (1.28)                 .11                 2.18                 1.46
----------------     ----------------     ----------------         --------
        (.29)               (1.34)                (.60)                  --
          --                   --                   --                   --(e)
----------------     ----------------     ----------------         --------
        (.29)               (1.34)                (.60)                  --(e)
----------------     ----------------     ----------------         --------
    $  10.24             $  11.81             $  13.04             $  11.46
----------------     ----------------     ----------------         --------
----------------     ----------------     ----------------         --------
      (11.09)%               1.80%               19.16%               14.61%
    $100,519             $123,533             $145,733             $ 81,100
    $106,235             $137,168             $111,039             $ 64,848
        2.02%                1.93%                1.95%                2.07%(c)
        1.02%                 .93%                 .95%                1.07%(c)
        (.60)%               (.87)%               (.84)%               (.62)%(c)

    See Notes to Financial Statements                                     31

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                                                     Class Z
                                                               -------------------
                                                                   Year Ended
                                                               January 31, 2003(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $ 10.62
                                                                    --------
Income from investment operations
Net investment income                                                     --(e)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                  (2.49)
                                                                    --------
   Total from investment operations                                    (2.49)
                                                                    --------
Less distributions:
Distributions from net realized gains                                     --
Tax return of capital distribution                                        --
                                                                    --------
   Total distributions                                                    --
                                                                    --------
Net asset value, end of period                                       $  8.13
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                      (23.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $27,238
Average net assets (000)                                             $35,371
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
      fees                                                              1.06%
   Expenses, excluding distribution fee and service (12b-1)
      fees                                                              1.06%
   Net investment income                                                 .02%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Less than $.005 per share.

    32                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                                               July 1, 1998(a)
                  Year Ended January 31,                           Through
----------------------------------------------------------       January 31,
    2002(d)                2001               2000(d)              1999(d)
-------------------------------------------------------------------------------------
    $  12.11             $  13.20             $  11.49             $  10.00
    --------             --------             --------             --------
         .04                  .02                  .02                  .02
       (1.24)                 .23                 2.29                 1.51
    --------             --------             --------             --------
       (1.20)                 .25                 2.31                 1.53
    --------             --------             --------             --------
        (.29)               (1.34)                (.60)                  --
          --                   --                   --                 (.04)
    --------             --------             --------             --------
        (.29)               (1.34)                (.60)                (.04)
    --------             --------             --------             --------
    $  10.62             $  12.11             $  13.20             $  11.49
    --------             --------             --------             --------
    --------             --------             --------             --------
      (10.21)%               2.98%               20.25%               15.32%
    $ 43,290             $ 48,638             $ 68,352             $ 22,882
    $ 42,718             $ 61,451             $ 45,183             $ 12,905
        1.02%                 .93%                 .95%                1.07%(c)
        1.02%                 .93%                 .95%                1.07%(c)
         .40%                 .13%                 .16%                 .38%(c)

    See Notes to Financial Statements                                     33

       Prudential 20/20 Focus Fund
             Report of Independent Accountants

The Shareholders and Board of Trustees of
Prudential 20/20 Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential 20/20 Focus Fund (the 'Fund') at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 18, 2003

                                                        ANNUAL REPORT
                                                        JANUARY 31, 2003
            PRUDENTIAL
            20/20 FOCUS FUND


--------------------------------------------------------------------------------


                                                        MANAGEMENT OF
                                                        THE FUND

    Prudential 20/20 Focus Fund          www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).
       Independent Trustees

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with            and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         the Fund      of Time Served       During Past 5 Years           Trustee       by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (70)     Trustee         since 2000    Currently President Emeritus         80        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology (since 2002);                       IDT Corporation.
                                                              formerly President (1978-2002)
                                                              of New Jersey Institute of
                                                              Technology; Commissioner
                                                              (1998-2002) of the Middle
                                                              States Association Commission
                                                              on Higher Education;
                                                              Commissioner (1985-2002) of
                                                              the New Jersey Commission on
                                                              Science and Technology;
                                                              Director (since 1998) Society
                                                              of Manufacturing Engineering
                                                              Education Foundation; Director
                                                              (since 1995) of Prosperity New
                                                              Jersey; formerly a director or
                                                              trustee of Liberty Science
                                                              Center, the Research and
                                                              Development Council of New
                                                              Jersey, New Jersey State
                                                              Chamber of Commerce, and
                                                              National Action Council for
                                                              Minorities in Engineering.

Delayne Dedrick Gold (64)       Trustee         since 1998    Marketing Consultant                 88
                                                              (1982-present); formerly
                                                              Senior Vice President and
                                                              member of the Board of
                                                              Directors, Prudential Bache
                                                              Securities, Inc.

Douglas H. McCorkindale (63)    Trustee         since 1998    Chairman (since February             77        Director of Gannett
                                                              2001), Chief Executive Officer                 Co., Inc.; Director of
                                                              (since June 2000) and                          Continental Airlines,
                                                              President (since September                     Inc. (since May 1993);
                                                              1997) of Gannett Co. Inc.                      Director of Lockheed
                                                              (publishing and media);                        Martin Corp. (aerospace
                                                              formerly Vice Chairman (March                  and defense) (since May
                                                              1984-May 2000) of Gannett Co.                  2001); Director of The
                                                              Inc.                                           High Yield Plus Fund,
                                                                                                             Inc. (since 1996).

   36                                                                    37

  Prudential 20/20 Focus Fund        www.prudential.com   (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with            and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         the Fund      of Time Served       During Past 5 Years           Trustee       by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Trustee         since 2000    Vice President (since 1997) of       80
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; interim President
                                                              (1988-1990) of Drew
                                                              University; and a former
                                                              director of School, College
                                                              and University Underwriters
                                                              Ltd.

Thomas T. Mooney (61)           Trustee         since 1998    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance;                   Treasurer (since 1986)
                                                              formerly President of the                      of First Financial
                                                              Greater Rochester Metro                        Fund, Inc. and Director
                                                              Chamber of Commerce, Rochester                 (since 1988) of The
                                                              City Manager; formerly Deputy                  High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Trustee         since 1998    Chairman of the Board (since         72        Chairman of the Board
                                                              1994) and formerly Chief                       (since January 1994)
                                                              Executive Officer (1988-2001)                  and Director (since
                                                              and President of Carlisle                      1988) of Carlisle
                                                              Companies Incorporated.                        Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett
                                                                                                             Co., Inc. (publishing
                                                                                                             and media).

Richard A. Redeker (59)         Trustee         since 1998    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

    38                                                                    39

   Prudential 20/20 Focus Fund       www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with            and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         the Fund      of Time Served       During Past 5 Years           Trustee       by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
Robin B. Smith (63)             Trustee         since 1998    Chairman of the Board (since         69        Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (direct                         1992), and Kmart
                                                              marketing); formerly Chairman                  Corporation (retail)
                                                              and Chief Executive Officer                    (since 1996).
                                                              (August 1996-January 2003) of
                                                              Publishers Clearing House.

Louis A. Weil, III (62)         Trustee         since 1998    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-January 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Trustee         since 1998    President (since 1983) of            94        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

    40                                                                    41

   Prudential 20/20 Focus Fund       www.prudential.com   (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

       Interested Trustees
       -------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with            and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         the Fund      of Time Served       During Past 5 Years           Trustee       by the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Gunia (56)*           Vice            since 1997    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Trustee                   (since June 1999) of PI;                       1989) and Treasurer
                                                              Executive Vice President and                   (since 1999) of The
                                                              Treasurer (since January 1996)                 Asia Pacific Fund, Inc.
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF).

David R. Odenath, Jr. (46)*     President       since 1999    Formerly President, Chief            115
                                and Trustee                   Executive Officer, Chief
                                                              Operating Officer and
                                                              Officer-In-Charge (1999-2003)
                                                              of PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

Judy A. Rice (55)*              Vice            since 2000    President, Chief Executive           111
                                President                     Officer, Chief Operating
                                and Trustee                   Officer and Officer-In-Charge
                                                              (since 2003) of PI; formerly
                                                              various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

    42                                                                    43

   Prudential 20/20 Focus Fund         www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

      Information pertaining to the officers of the Fund who are not also Trustees is set forth below.

      Officers
      --------

                                                 Term of
                                Position        Office***
                                with            and Length        Principal Occupations
Name, Address** and Age         the Fund      of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       since 1997    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

Marguerite E.H. Morrison (47)   Assistant       since 2002    Vice President and Chief Legal
                                Secretary                     Officer-- Mutual Funds and
                                                              Unit Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

    44                                                                    45

   Prudential 20/20 Focus Fund         www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with            and Length        Principal Occupations
Name, Address** and Age         the Fund      of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998); First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Jennison Associates LLC)
      or the Distributor (Prudential Investments Management Services LLC).
      On March 4, 2003, Ms. Rice was elected to serve as the President of the Fund. Mr.
      Odenath continues to serve as a Trustee.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.
 **** This column includes only directorships of companies required to register or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    46                                                                    47

Prudential 20/20 Focus Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                    www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference
between "bid" and "asked" prices of a
security, or between the yields of two
similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential 20/20 Focus Fund

Class A    Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 1/31/03

                      One Year    Three Years    Since Inception
With Sales Charge      -27.44%     -12.62%           -1.74%
Without Sales Charge    -23.62%    -11.11%           -0.63%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class, not taking into account applicable sales charges. The graph compares a $10,000 investment in the Prudential 20/20 Focus
Fund (Class A shares) with a similar
investment in the S&P 500 Index and the
Russell 1000 Index by portraying the initial account values at the commencement of operations (July 1, 1998) and the account values at the end of the current fiscal year
(January 31, 2003), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500
Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
Russell 1000 Index is an unmanaged,
capitalization-weighted index comprising the securities of 1,000 of the largest capitalized U.S. domiciled companies. These companies have common stock that is traded in the United States on the New York Stock
Exchange, American Stock Exchange, and
Nasdaq, and are included in the Russell 3000
Index. This large-capitalization, market-oriented index is highly correlated with the S&P 500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes.
The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                        www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 1/31/03

                       One Year    Three Years    Since Inception
With Sales Charge       -27.92%     -12.54%          -1.56%
Without Sales Charge    -24.12%     -11.77%          -1.39%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class, not taking into account applicable sales charges. The graph compares a $10,000 investment in the Prudential 20/20 Focus
Fund (Class B shares) with a similar
investment in the S&P 500 Index and the
Russell 1000 Index by portraying the initial account values at the commencement of operations (July 1, 1998) and the account values at the end of the current fiscal year
(January 31, 2003), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on January
31, 2003; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Index is an unmanaged, capitalization-weighted index comprising the securities of 1,000 of the largest capitalized U.S. domiciled companies. These companies have common stock that is traded in the United States on the New York Stock Exchange, American Stock
Exchange, and Nasdaq, and are included in the Russell 3000 Index. This large-capitalization, market-oriented index is highly correlated with the S&P 500 Index.
The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential 20/20 Focus Fund

Class C     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 1/31/03

                        One Year    Three Years    Since Inception
With Sales Charge       -25.63%       -12.07%         -1.60%
Without Sales Charge    -24.12%       -11.77%         -1.39%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class, not taking into account applicable sales charges. The graph compares a $10,000 investment in the Prudential 20/20 Focus
Fund (Class C shares) with a similar
investment in the S&P 500 Index and the
Russell 1000 Index by portraying the initial account values at the commencement of operations (July 1, 1998) and the account values at the end of the current fiscal year
(January 31, 2003), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on January 31, 2003; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how
stock prices have performed. The Russell
1000 Index is an unmanaged, capitalization-weighted index comprising the securities of 1,000 of the largest capitalized U.S.
domiciled companies. These companies have common stock that is traded in the United
States on the New York Stock Exchange,
American Stock Exchange, and Nasdaq, and are included in the Russell 3000 Index. This large-capitalization, market-oriented index is highly correlated with the S&P 500 Index.
The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                    www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 1/31/03

           One Year    Three Years    Since Inception
           -23.45%       -10.88%          -0.41%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential 20/20 Focus Fund (Class Z shares) with a similar investment in the S&P
500 Index and the Russell 1000 Index by
portraying the initial account values at the commencement of operations (July 1, 1998) and the account values at the end of the current fiscal year (January 31, 2003), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Index is an unmanaged, capitalization-weighted index comprising the securities of 1,000 of the largest capitalized U.S. domiciled companies. These companies have common stock that is traded in the United States on the New York Stock Exchange, American Stock
Exchange, and Nasdaq, and are included in the Russell 3000 Index. This large-capitalization, market-oriented index is highly correlated with the S&P 500 Index.
The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant
Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498


Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
  Class A       PTWAX    743979106
  Class B       PTWBX    743979205
  Class C       PTWCX    743979304
  Class Z       PTWZX    743979403

MF183E    IFS-A078457